EXHIBIT 10.2


                                 FORM OF WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF
                                 TELIDENT, INC.
                                      DATED
                                 APRIL 13, 1998


            THIS CERTIFIES THAT, for value received, _______________________(the "Holder") or registered permitted assigns is entitled to purchase from TELIDENT, INC., (the "Corporation"), a corporation organized and existing under the laws of the State of Minnesota, at the purchase price per share specified below (subject to adjustment as noted below) at any time or from time to time from and after the date hereof to and including the Termination Date (as hereinafter defined) 200,000 fully paid and nonassessable shares of the Corporation's Common Stock, par value $0.08 per share (the "Warrant Stock") (subject to adjustment as noted below). This Warrant has been issued in connection with the purchase from the Corporation of series III convertible preferred shares of the Corporation (the "Series III Preferred Stock") pursuant to a Stock Purchase Agreement dated April 13, 1998 (the "Purchase Agreement"), by and among the Corporation, certain other equity investors and the Holder. For purposes of this Warrant, "Termination Date" shall mean 5:00 P.M. Minneapolis time on the second anniversary of the Closing Date unless extended as provided herein. All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Purchase Agreement.

            The purchase price of the Warrant Stock upon exercise of the Warrant shall be $3.125 per share (the "Purchase Price"). The Purchase Price shall be subject to adjustment as provided below.

            The Holder may sell, transfer, assign or otherwise dispose of any of its rights or obligations hereunder in accordance with applicable securities laws.

            This Warrant is subject to the following provisions, terms and conditions:

            1. This Warrant may be exercised by the Holder hereof, in whole or in part, by written notice of exercise delivered to the Corporation along with the surrender of this Warrant (properly endorsed if required) at the principal office of the Corporation and upon payment to it by wire transfer of the Purchase Price for the number of shares of Warrant Stock which the Holder elects to purchase. The Corporation agrees that the shares so purchased shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the Warrant Stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding two
(2) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

            2. Subject to the provisions of this Section 2, the Corporation shall have the right to require the Holder to exercise this Warrant (the "Call"), upon the Corporation's giving written notice to the Holder (the "Call Notice"). The Call may be exercised at the option of the Corporation at any time if the bid price of the Corporation's Common Stock on The NASDAQ SmallCap Market (or such other market or exchange as such Common Stock may be traded) has equaled or exceeded $4.375 per share (equitably adjusted to reflect stock splits, stock dividends, reorganizations, consolidations and similar changes hereafter effected) for a period of at least ten (10) consecutive trading days immediately prior to the Call Notice. Upon receipt of such Call Notice, the Holder (i) shall surrender this Warrant to the Corporation together with payment of the Purchase Price for the number of shares of Warrant Stock to be purchased on or before the fifteenth day following the Corporation's giving of the Call Notice to the Holder, or (ii) shall decline to exercise the Warrant, in whole or in part, whereupon the Warrant shall immediately terminate with respect to any shares which the Holder does not exercise. If Holder purchases less than all of the Warrant Stock within such fifteen (15) day period, the Warrant shall immediately terminate with respect to all shares of Warrant Stock not so purchased. Notwithstanding anything to the contrary contained herein, the Corporation cannot exercise the Call at any time that the Registration Statement required to be filed under Section 11.1 of the Purchase Agreement is not effective. Additionally, the 15-day period described herein shall be extended by the number of days during a period that such Registration Statement is subject to a stop order or is otherwise not in effect or the holder is advised that the prospectus included therein contains a material misstatement or omission.

            3. The Corporation covenants and agrees that, the Warrant Stock will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will, at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant.

            4. The above provisions are, however, subject to the following:


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


            (a) The Purchase Price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

            (b) Except for (i) options to purchase shares of Common Stock pursuant to the Corporation's 1988 Stock Option Plan adopted by the Corporation which are outstanding as of the date hereof and except for shares of Common Stock issued upon the exercise of such options granted pursuant to such plan and
(ii) shares of Common Stock issued upon conversion of the Series III Preferred Stock or exercise of this Warrant or other warrants or rights to purchase the securities of the Corporation outstanding as of the date hereof, if and whenever the Corporation shall issue or sell any additional shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to such lesser price as is determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined in accordance with this paragraph 4) for the issuance or sale of such additional shares would purchase at the Purchase Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares.

            (c) For the purposes of paragraph (b), the following provisions (i) to (iii), inclusive, shall also be applicable:

            (i) In case at any time the Corporation shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (aa) Common Stock or (bb) any obligations or any shares of stock of the Corporation which are convertible into or exchangeable for Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (cc) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of


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


      such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by
      (dd) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such rights or options on the date of such grant, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            (ii) In case the Corporation shall issue or sell (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Purchase Price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the Purchase Price shall be made by reason of such issue or sale.

            (iii) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be


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


      the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Corporation, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Corporation of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any other corporation, the Corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Purchase Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph (g) below, shall be made after giving effect to such adjustment of the Purchase Price.

            (d) In case the Corporation shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph
(e) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the Holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Warrant Stock to which Holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which Holder would have received by way of dividends or distributions if continuously since the issuance of this


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


Warrant, Holder (i) had been the record Holder of the number of shares of Warrant Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Warrant Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Warrant Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Corporation.

            (e) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

            (f) If (i) the purchase price provided for in any right or option referred to in clause (i) of paragraph (c), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause
(ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Purchase Price then in effect shall forthwith be increased or decreased to such Purchase Price which would have been obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Corporation therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to such Purchase Price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in


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


clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be decreased to such Purchase Price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

            (g) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Warrant Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered Holder hereof at the last address of Holder appearing on the books of the Corporation, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

            (h) In case any time:


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


                        (1) the Corporation shall declare any cash dividend on
            its Common Stock or preferred stock at a rate in excess of the rate of the last cash dividend theretofore paid;

                        (2) the Corporation shall pay any dividend payable in
            stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common Stock or preferred stock;

                        (3) the Corporation shall offer for subscription pro
            rata to the holders of its Common Stock or preferred stock any additional shares of stock of any class or other rights;

                        (4) there shall be any capital reorganization, or
            reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or

                        (5) there shall be a voluntary or involuntary
            dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of the Holder as shown on the books of the Corporation, of the date on which (aa) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

            (i) If any event occurs as to which in the opinion of the Board of Directors of the Corporation the other provisions of this paragraph 4 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant or of Warrant Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.


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


            (j) No fractional shares of Warrant Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the Holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market Price" shall mean, if the Common Stock is traded on a securities exchange, the NASDAQ National Market or on The NASDAQ SmallCap Market, the closing price of the Common Stock on such exchange, the NASDAQ National Market or the NASDAQ SmallCap Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange, the NASDAQ National Market or The NASDAQ SmallCap Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Corporation as of a date which is within 15 days of the date as of which the determination is to be made.

            (k) Whenever the number of shares purchasable upon the exercise of this Warrant or the Purchase Price is adjusted, as provided herein, the Corporation shall promptly, but in no event more than 3 days following such adjustment, give the Holder notice of such adjustment, certified by the chief financial officer of the Corporation, setting forth the number of shares purchasable upon exercise of the Warrant and the Purchase Price, the computation by which such adjustment was made and a brief statement of the facts requiring such adjustment.

            5. As used herein, the term "Common Stock" shall include the Corporation's presently authorized Common Stock and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Corporation on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(g) above.

            6. So long as this Warrant remains outstanding, the Corporation will not issue any additional capital stock of any class preferred as to dividends or as to the


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


distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up, unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par, liquidation or redemption value in respect of participation in dividends and in the distribution of such assets.

            7. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation.

            8. The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any unregistered Warrant Stock issuable or issued upon the exercise hereof of Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Holder shall also provide the Corporation with an opinion of counsel satisfactory to the Corporation to the effect that the proposed transfer of this Warrant or disposition of unregistered shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Corporation, Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. The Holder and any assignee of the Holder shall be entitled to the registration rights provided in Section 11 of the Purchase Agreement.

            9. Subject to the provisions of paragraph 8 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder hereof in person or by duly authorized attorney, upon surrender at the principal office of the Corporation of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered Holder hereof as the owner for all purposes.

            10. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the principal office of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to


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


subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

            11. The Holder of this Warrant and of the Warrant Stock issuable or issued upon the exercise hereof shall be entitled to the registration rights set forth in Section 11 of the Purchase Agreement.

            12. The obligations contained herein shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            13. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota.

            14. Any notice required to be given to the Corporation under the terms of this Warrant shall be in writing and addressed to the Secretary of the Corporation at One Main Street, S.E., Suite 85, Minneapolis, Minnesota 55414. Any notice required to be given to the Holder shall be in writing and addressed to the Holder at 153 East 53rd Street, 51st Floor, New York, New York 10022, or such other address as it may designate in writing from time to time. All notices shall be deemed to have been given or delivered upon: personal delivery; five
(5) days after deposit in the United States Mail, certified or registered (return receipt requested); one (1) business day after deposit with a nationally recognized overnight courier (prepaid) or one (1) business day after transmission by facsimile and receipt of confirmation of receipt by sender.

            15. In the event that (i) (A) the Corporation shall fail for any reason to deliver shares of Common Stock to a Holder upon any exercise of this Warrant within the time period specified in Section 1 hereof, or (B) the Company shall fail to remove any restrictive legend or any certificates evidencing such shares of Common Stock as and when required under Section 4.3 of the Purchase Agreement and (ii) thereafter, such Holder shall purchase (in an open market transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by such Holder of (A) all or a portion of the shares of Common Stock which such Holder anticipated receiving upon such exercise, or (B) all or a portion of such unlegended shares of Common Stock, as the case may be (in each case, the "Sold Shares"), then the Corporation shall pay to such Holder (in addition to any other remedies available to the Holder) the amount by which
(x) such Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased shall exceed (y) the net proceeds received by such Holder from the sale of the Sold Shares. The Corporation shall make any payments required pursuant to this paragraph 15 within five (5) business days after receipt of written notice from the Holder setting forth the calculation of the amount due hereunder.


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


            16. The Termination Date of this Warrant shall be extended by the number of days that any of the following events has occurred and is continuing:
(i) commencing ninety-one (91) days after the date hereof, the Registration Statement required to be filed under Section 11.1 of the Purchase Agreement is not effective, or (ii) such Registration Statement is subject to a stop order or is otherwise not in effect or the Holder is advised that the prospectus included therein contains a material misstatement or omission.


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


            IN WITNESS WHEREOF, the Corporation and the Holder have caused this Warrant to be signed by their duly authorized officers as of April 13, 1998.


                                  TELIDENT, INC.


                                  ----------------------------------------------
                                  By: W. Edward McConaghay
                                      Its: President and Chief Executive Officer



                                  ----------------------------------------------

                                  By:
                                      -----------------------
                                      Its:
                                           ------------------


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


                             RESTRICTION ON TRANSFER


            The securities evidenced hereby may not be transferred without (i) an opinion of counsel reasonably satisfactory to the Corporation that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.


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


                               FORM OF ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)



            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Corporation with the full power of substitution in the premises.

Dated:

In the presence of:





                                    ------------------------------------------
                                    (Signature must conform in all respects to the name of the Holder as specified on the face of this Warrant without alteration, enlargement or any change whatsoever)


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


                                SUBSCRIPTION FORM

             To Be Executed by the Holder of This Warrant if Holder
              Desires to Exercise This Warrant in Whole or in Part:

To: Telident, Inc. (the "Corporation")

            The undersigned ________________________________

                     Please insert Social Security or other
                        identifying number of Subscriber:

                         ______________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, _________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Corporation in the amount of $_________, such payment being made as provided on the face of this Warrant.

            The undersigned requests that certificates for such shares of Common Stock be issued as follows:


            Name:
                        ---------------------------------------------------
            Address:
                        ---------------------------------------------------
            Deliver to:
                        ---------------------------------------------------
            Address:
                        ---------------------------------------------------

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated:
      -----------------------

                                 Signature
                                           -------------------------------------
                                            Note: The signature on this
                                            Subscription Form must correspond
                                            with the name as written upon the
                                            face of this Warrant in every
                                            particular, without alteration or
                                            enlargement or any change whatever.


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